Exhibit 99.1

FOR IMMEDIATE RELEASE

Financial Contact:                             Press Contact:

Suzanne Schmidt IDT Investor Relations Phone: (415) 217-4962 E-mail: suzanne@blueshirtgroup.com	Daniel Aitken IDT Senior Director of Corporate Marketing and Communications Phone: (408) 574-6480 E-mail: daniel.aitken@idt.com

IDT REPORTS Q2 FISCAL YEAR 2017 FINANCIAL RESULTS
Q2 FY17 Revenue of $184.1M; up 8.6% Y/Y
Q2 FY17 GAAP Diluted EPS of $0.18, Q2 FY17 Non-GAAP Diluted EPS of $0.34

SAN JOSE, Calif., October 31, 2016 - Integrated Device Technology, Inc. (IDT®) (NASDAQ: IDTI) today announced results for the fiscal second quarter 2017, ended October 2, 2016.

“Second quarter fiscal 2017 revenue increased by over eight percent as compared with the year ago quarter, and marks our twelfth consecutive quarter of year-over-year revenue growth,” commented Gregory Waters, president and chief executive officer. “We are delivering new growth engines to the already strong IDT franchise, along with operating synergies that support our leadership financial model.”

“We continue to make strong progress on our integration of ZMDI and have a clear line of sight to continued gains in operating results as we move through the fiscal year. Our new design-in funnel is extremely robust, with design-win traction and new technology innovation being delivered across all of our businesses,” concluded Mr. Waters.

Recent Business Highlights - Computing

•	IDT and IBM Introduced a high-performance computing solution for 5G and connected car “edge” computing networks that combines its RapidIO technology with IBM’s POWER8-based servers

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Taiwan-based Micro-Star INT’L CO., LTD. (MSI) selected IDT’s distributed-power architecture for two industrial compute boards.  IDT’s power management ICs (PMICs) and proprietary distributed power unit (DPU) technology together deliver a solution with unparalleled flexibility and scalability.

•	Diablo Technologies selected the IDT® DDR4 LRDIMM chipset as the preferred interface solution for its award-winning Memory1™ 128GB system memory module.

Recent Business Highlights - Communications

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ZTE Corporation, a major international provider of telecommunications, enterprise and consumer technology solutions for the mobile Internet, selected the new IDT® RapidIO 10xN interconnect semiconductors for its next generation of wireless base stations.

•	IDT announced its new generation of RapidIO technology is interoperable Xilinx UltraScale™ FPGAs, enabling a key technology for global rollout of 5G and other advanced network systems

Recent Business Highlights - Consumer

•	Samsonite selected IDT’s P9038 wireless power transmitter, making IDT the exclusive IC provider of its first generation of wireless charging enabled consumer products.

Recent Business Highlights - Auto and Industrial

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IDT has expanded its automotive capabilities through the TS 16949 certification of a second test and production facility. The company’s longstanding production facility in Penang, Malaysia passed the two-stage certification process for automotive backend manufacturing under the requirements of TS 16949, the International Standard for Automotive Quality Management Systems. The new Penang automotive backend production floor joins the IDT Automotive Center of Excellence of ZMD AG in Dresden, Germany, which has been successfully certified since 2004 as ZMDI, a company IDT acquired in December 2015.

The following highlights the Company’s financial performance on both a GAAP and supplemental non-GAAP basis. The Company provides supplemental information regarding its operating performance on a non-GAAP basis that excludes certain gains, losses and charges which occur relatively infrequently and which management considers to be outside our core operating results. Non-GAAP results are not in accordance with GAAP and may not be comparable to non-GAAP information provided by other companies. Non-GAAP information should be considered a supplement to, and not a substitute for, financial statements prepared in accordance with GAAP. A complete reconciliation of GAAP to non-GAAP results from continuing operations is attached to this press release.

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Revenue from continuing operations for the fiscal second quarter of 2017 was $184.1 million. This compared with $192.1 million reported last quarter, and $169.5 million reported in the same period one year ago.

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GAAP net income from continuing operations for the fiscal second quarter of 2017 was $24.6 million, or $0.18 per diluted share, versus GAAP net income from continuing operations of $20.9 million or $0.15 per diluted share last quarter, and GAAP net income from continuing operations of $42.4 million or $0.28 per diluted share in the same period one year ago. Fiscal second quarter GAAP results include $9.2 million in stock-based compensation, $10.8 million in acquisition and restructuring charges, $3.3 million in non-cash interest expense, $0.6 million in other income and $0.1 million in related tax effects.

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Non-GAAP net income for the fiscal second quarter of 2017 was $47.4 million or $0.34 per diluted share, compared with non-GAAP net income of $51.2 million or $0.36 per diluted share last quarter, and non-GAAP net income of $53.9 million or $0.35 per diluted share reported in the same period one year ago.

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GAAP gross profit from continuing operations for the fiscal second quarter of 2017 was $106.5 million, or 57.9 percent, compared with GAAP gross profit of $108.3 million or 56.4 percent last quarter, and $106.5 million, or 62.9 percent, reported in the same period one year ago. Non-GAAP gross profit for the fiscal second quarter of 2017 was

$111.4 million, or 60.5 percent, compared with non-GAAP gross profit of $117.9 million, or 61.3 percent last quarter, and $107.5 million, or 63.4 percent, reported in the same period one year ago.

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GAAP R&D expense for the fiscal second quarter of 2017 was $41.8 million, compared with GAAP R&D expense of $49.6 million last quarter, and $35.3 million reported in the same period one year ago. Non-GAAP R&D expense for the fiscal second quarter of 2017 was $35.3 million, compared with non-GAAP R&D expense of $37.7 million last quarter, and $31.5 million in the same period one year ago.

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GAAP SG&A expense for the fiscal second quarter of 2017 was $37.4 million, compared with GAAP SG&A expense of $38.8 million last quarter, and $29.2 million in the same period one year ago. Non-GAAP SG&A expense for the fiscal second quarter of 2017 was $28.2 million, compared with non-GAAP SG&A expense of $28.3 million last quarter, and $23.5 million in the same period one year ago.

Webcast and Conference Call Information

Investors may listen to the live call at 1:30 p.m. Pacific Time on October 31, 2016 by calling (800) 475-6890. The access code is 3399190. Investors may listen to a live or replay webcast of the Company’s quarterly financial conference call at http://ir.idt.com/. The live webcast will begin at 1:30 p.m. Pacific Time on October 31, 2016. The webcast replay will be available after 4:30 p.m. Pacific Time on October 31, 2016 for one week.

IDT’s next regularly scheduled Quiet Period will begin December 19, 2016, during which time IDT representatives will not comment on IDT’s business outlook, financial results or expectations. The Quiet Period will extend until the day when IDT’s third quarter fiscal 2017 earnings release is published.

About IDT
Integrated Device Technology, Inc. develops system-level solutions that optimize its customers’ applications. IDT’s market-leading products in RF, timing, wireless power transfer, serial switching, interfaces and sensing solutions are among the company’s broad array of complete mixed-signal solutions for the communications, computing, consumer, automotive and industrial segments. Headquartered in San Jose, Calif., IDT has design, manufacturing, sales facilities and distribution partners throughout the world. IDT stock is traded on the NASDAQ Global Select Stock Market® under the symbol “IDTI.” Additional information about IDT is accessible at www.IDT.com. Follow IDT on Facebook, LinkedIn, Twitter, YouTube and Google+.

Forward Looking Statements
Investors are cautioned that forward-looking statements in this release, including but not limited to statements regarding demand for Company products, anticipated trends in Company sales, expenses and profits, involve a number of risks and uncertainties that could cause actual results to differ materially from current expectations. Risks include, but are not limited to, global business and economic conditions, fluctuations in product demand, manufacturing capacity and costs, inventory management, competition, pricing, patent and other intellectual property rights of third parties, timely development and introduction of new products and manufacturing processes, dependence on one or more customers for a significant portion of sales, successful integration of acquired businesses and technology, availability of capital, cash flow and other risk factors detailed in the Company’s Securities and Exchange Commission filings. The Company urges investors to review in detail the risks and uncertainties in the Company’s Securities and Exchange Commission filings, including but not limited to the Annual

Report on Form 10-K for the fiscal year ended April 3, 2016. All forward-looking statements are made as of the date of this release and the Company disclaims any duty to update such statements.

Non-GAAP Reporting
To supplement its consolidated financial results presented in accordance with GAAP, IDT uses non-GAAP financial measures which are adjusted from the most directly comparable GAAP financial measures to exclude certain items, as described in detail below. Management believes that these non-GAAP financial measures reflect an additional and useful way of viewing aspects of the Company’s operations that, when viewed in conjunction with IDT’s GAAP results, provide a more comprehensive understanding of the various factors and trends affecting the Company’s business and operations. It should also be noted that IDT's non-GAAP information may be different from the non-GAAP information provided by other companies. Non-GAAP financial measures used by IDT include:

Cost of revenues;
    Gross profit;
Research and development expenses;
Selling, general and administrative expenses;
Interest and other income (expense);
Provision for (benefit from) income taxes, continuing operations;
Operating income;
Net income from continuing operations;
Diluted net income per share, continuing operations; and
Weighted average shares outstanding - diluted

The Company presents non-GAAP financial measures because the investor community uses non-GAAP results in its analysis and comparison of historical results and projections of the Company's future operating results. These non-GAAP results exclude acquisition related expense, restructuring and divestiture related costs (gain), share-based compensation expense, results from discontinued operations, stockholder expenses and certain other expenses and benefits. Management uses these non-GAAP measures to manage and assess the profitability of the business. These non-GAAP results are also consistent with the way management internally analyzes IDT's financial results.

There are limitations in using non-GAAP financial measures because they are not prepared in accordance with GAAP and may be different from non-GAAP financial measures used by other companies. The presentation of non-GAAP financial information is not meant to be considered in isolation or as a substitute for the most directly comparable GAAP financial measures. The non-GAAP financial measures supplement, and should be viewed in conjunction with, GAAP financial measures. Investors should review the reconciliations of the non-GAAP financial measures to their most directly comparable GAAP financial measures as provided in the accompanying press release.

As presented in the “Reconciliation of GAAP to Non-GAAP” tables in the accompanying press release, each of the non-GAAP financial measures excludes one or more of the following items:

Acquisition related. Acquisition-related charges are not factored into management’s evaluation of potential acquisitions or IDT’s performance after completion of acquisitions, because they are not related to the Company’s core operating performance. Adjustments of these items provide investors with a basis to compare IDT’s performance to other companies without the variability caused by purchase accounting. Acquisition-related expenses primarily include:

•	Amortization of acquisition related intangibles, which include acquired intangibles such as purchased technology, patents, customer relationships, trademarks, backlog and non-compete agreements.

•	Acquisition related costs such as legal, accounting and other professional or consulting fees directly related to an acquisition.

•	Fair market value adjustment to acquired inventory sold.

Restructuring related. Restructuring charges primarily relate to changes in IDT’s infrastructure in efforts to reduce costs and expenses (gains) associated with strategic divestitures and restructuring in force actions. Restructuring charges (gains) are excluded from non-GAAP financial measures because they are not considered core operating activities. Although IDT has engaged in various restructuring activities in the past, each has been a discrete event based on a unique set of business objectives. As such, management believes that it is appropriate to exclude restructuring charges (gains) from IDT’s non-GAAP financial measures as it enhances the ability of investors to compare the Company’s period-over-period operating results from continuing operations. Restructuring-related charges (gains) primarily include:

•	Severance and retention costs directly related to a restructuring action.

•	Facility closure costs consist of ongoing costs associated with the exit of our leased and owned facilities.

•	Gain on divestiture consists of gains recognized upon the strategic sale of business units.

•	Assets impairments including accelerated depreciation of certain assets no longer in use.

Other adjustments. These items are excluded from non-GAAP financial measures because they are not related to the core operating activities and on-going future operating performance of IDT. Excluding this data allows investors to better compare IDT’s period-over-period performance without such expense, which IDT believes may be useful to the investor community.
Other adjustments primarily include:

•	Stock based compensation expense.

•	Compensation expense (benefit) - deferred compensation, consists of gains and losses on marketable equity securities related to our deferred compensation arrangements.

•	Non-cash interest expense, consists of amortization of issuance cost and accretion of discount related to the convertible notes.

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Loss (gain) on deferred compensation plan securities represents the changes in the fair value of the assets in a separate trust that is invested in corporate owned life insurance under our deferred compensation plan.

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Tax effects of non-GAAP adjustments. Non-GAAP tax calculation is based on estimated cash tax expense and reserves. The Company forecasts its annual cash tax liability and allocates the tax to each quarter in proportion to earnings for that period. This approach is designed to enhance the ability of investors to understand the impact of the Company's tax expense on its current operations, provide improved modeling accuracy, and substantially reduce fluctuations caused by GAAP to non-GAAP adjustments, which may not reflect actual cash tax expense.

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Diluted weighted average shares non-GAAP adjustment, for purposes of calculating non-GAAP diluted net income per share, the GAAP diluted weighted average shares outstanding is adjusted to exclude the benefits of stock compensation expense attributable to future services not yet recognized in the financial statements that are treated as proceeds assumed to be used to repurchase shares under the GAAP treasury method.

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IDT and the IDT logo are trademarks or registered trademarks of Integrated Device Technology, Inc. All other brands, product names and marks are or may be trademarks or registered trademarks used to identify products or services of their respective owners.

INTEGRATED DEVICE TECHNOLOGY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(In thousands, except per share data)
	Three Months Ended			Six Months Ended
	Oct. 2,	July 3	Sept. 27,	Oct. 2,	Sept. 27,
	2016	2016	2015	2016	2015
Revenues	$184,059	$192,128	$169,498	$376,187	$330,405
Cost of revenues	77,527	83,779	62,952	161,306	124,625
Gross profit	106,532	108,349	106,546	214,881	205,780
Operating expenses:
Research and development	41,750	49,648	35,301	91,398	69,055
Selling, general and administrative	37,415	38,816	29,227	76,231	57,370
Total operating expenses	79,165	88,464	64,528	167,629	126,425

Operating income	27,367	19,885	42,018	47,252	79,355

Interest and other income (expense), net	(2,597)	(2,496)	1,016	(5,093)	2,834
Income from continuing operations before income taxes	24,770	17,389	43,034	42,159	82,189
Provision for (benefit from) income taxes	179	(3,558)	611	(3,379)	1,046

Net income from continuing operations	24,591	20,947	42,423	45,538	81,143

Discontinued operations:
Loss from discontinued operations	—	—	—	—	(547)
Provision for income taxes	—	—	—	—	15
Net loss from discontinued operations	—	—	—	—	(562)

Net income	$24,591	$20,947	$42,423	$45,538	$80,581

Basic net income per share - continuing operations	$0.18	$0.16	$0.29	$0.34	$0.55
Basic net loss per share - discontinued operations	—	—	—	—	—
Basic net income per share	$0.18	$0.16	$0.29	$0.34	$0.55

Diluted net income per share - continuing operations	$0.18	$0.15	$0.28	$0.33	$0.53
Diluted net loss per share - discontinued operations	—	—	—	—	—
Diluted net income per share	$0.18	$0.15	$0.28	$0.33	$0.53

Weighted average shares:
Basic	134,186	133,934	147,724	134,059	148,058
Diluted	137,206	138,109	152,152	137,698	152,997

INTEGRATED DEVICE TECHNOLOGY, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES (a)
(Unaudited)
(In thousands, except per share data)
	Three Months Ended			Six Months Ended
	Oct. 2,	July 3	Sept. 27,	Oct. 2,	Sept. 27,
	2016	2016	2015	2016	2015

GAAP net income from continuing operations	$24,591	$20,947	$42,423	$45,538	$81,143
GAAP diluted net income per share - continuing operations	$0.18	$0.15	$0.28	$0.33	$0.53
Acquisition related:
Amortization of acquisition related intangibles	5,246	5,775	751	11,021	1,583
Acquisition related fees	72	—	—	72	—
Amortization of fair market value adjustment to inventory	520	2,395	—	2,915	—
Restructuring related:
Severance and retention costs	5,002	11,918	1,894	16,920	2,815
Facility closure costs	—	19	154	19	154
Assets impairment and other	—	870	—	870	147
Other:
Stock-based compensation expense	9,181	10,515	8,581	19,696	16,447
Non-cash interest expense	3,309	3,268	—	6,577	—
Gain from divestiture	—	—	(25)	—	(76)
Asset impairment and other	(652)	—	(28)	(652)	(353)
Compensation expense (benefit) - deferred compensation plan	435	402	(817)	837	(702)
Loss (gain) on deferred compensation plan securities	(417)	(392)	827	(809)	719
Non-GAAP tax adjustments	147	(4,540)	182	(4,393)	265
Non-GAAP net income from continuing operations	$47,434	$51,177	$53,942	$98,611	$102,142
GAAP weighted average shares - diluted	137,206	138,109	152,152	137,698	152,997
Non-GAAP adjustment	2,581	2,287	2,600	2,313	2,149
Non-GAAP weighted average shares - diluted	139,787	140,396	154,752	140,011	155,146
Non-GAAP diluted net income per share - continuing operations	$0.34	$0.36	$0.35	$0.70	$0.66

GAAP gross profit	$106,532	$108,349	$106,546	$214,881	$205,780
Acquisition related:
Amortization of acquisition related intangibles	3,108	3,415	617	6,523	1,234
Amortization of fair market value adjustment to inventory	520	2,395	—	2,915	—
Restructuring related:
Severance and retention costs	257	2,430	6	2,687	188
Assets impairment and other	—	336	—	336	147
Other:
Compensation expense (benefit) - deferred compensation plan	159	148	(299)	307	(257)
Stock-based compensation expense	802	779	645	1,581	1,327
Non-GAAP gross profit	$111,378	$117,852	$107,515	$229,230	$208,419

GAAP R&D expenses:	$41,750	$49,648	$35,301	$91,398	$69,055
Restructuring related:
Severance and retention costs	(3,074)	(7,334)	(681)	(10,408)	(1,028)
Facility closure costs	—	—	(154)	—	(154)
Assets impairment and other	—	(107)	261	(107)	261
Other:
Compensation benefit (expense) - deferred compensation plan	(170)	(157)	319	(327)	274
Stock-based compensation expense	(3,191)	(4,308)	(3,543)	(7,499)	(7,175)
Non-GAAP R&D expenses	$35,315	$37,742	$31,503	$73,057	$61,233

GAAP SG&A expenses:	$37,415	$38,816	$29,227	$76,231	$57,370
Acquisition related:
Amortization of acquisition related intangibles	(2,138)	(2,360)	(134)	(4,498)	(349)
Acquisition related fees	(72)	—	—	(72)	—
Restructuring related:
Severance and retention costs	(1,671)	(2,154)	(1,207)	(3,825)	(1,599)
Facility closure costs	—	(18)	—	(18)	—
Assets impairment and other	—	(428)	(233)	(428)	(233)
Other:
Compensation benefit (expense) - deferred compensation plan	(106)	(97)	199	(203)	171
Stock-based compensation expense	(5,188)	(5,428)	(4,393)	(10,616)	(7,945)
Non-GAAP SG&A expenses	$28,240	$28,331	$23,459	$56,571	$47,415

GAAP interest and other income (expense), net	$(2,597)	$(2,496)	$1,016	$(5,093)	$2,834
Non-cash interest expense	3,309	3,268	—	6,577	—
Gain from divestiture	—	—	(25)	—	(76)
Loss (gain) on deferred compensation plan securities	(417)	(393)	827	(809)	719
Assets impairment and other	(652)	—	—	(652)	(325)
Non-GAAP interest and other income (expense), net	$(357)	$379	$1,818	$23	$3,152

GAAP provision for (benefit from) income taxes - continuing operations	$179	$(3,558)	$611	$(3,379)	$1,046
Non-GAAP tax adjustments	(147)	4,540	(182)	4,393	(265)
Non-GAAP provision for income taxes - continuing operations	$32	$982	$429	$1,014	$781

(a) Refer to the accompanying “Notes to Non-GAAP Financial Measures” for a detailed discussion of Management’s use of non-GAAP financial measures.

INTEGRATED DEVICE TECHNOLOGY, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

	Oct. 2,	April 3
(In thousands)	2016	2016

ASSETS
Current assets:
Cash and cash equivalents	$113,872	$203,231
Short-term investments	260,362	151,233
Accounts receivable, net	82,028	74,386
Inventories	44,035	54,243
Prepaid and other current assets	15,374	15,008
Assets held for sale	4,045	—
Total current assets	519,716	498,101

Property, plant and equipment, net	75,415	73,877
Goodwill	306,925	305,733
Other intangible assets, net	117,186	127,761
Deferred non-current tax assets	84,892	60,929
Other assets	31,942	32,788
TOTAL ASSETS	$1,136,076	$1,099,189

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$33,340	$39,858
Accrued compensation and related expenses	25,094	45,269
Deferred income on shipments to distributors	7,225	7,006
Other accrued liabilities	30,084	14,974
Liabilities held for sale	2,663	—
Total current liabilities	98,406	107,107

Deferred tax liabilities	15,003	19,712
Convertible notes	278,798	272,221
Other long-term obligations	21,436	23,454
Total liabilities	413,643	422,494

Stockholders' equity	722,433	676,695

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$1,136,076	$1,099,189